EXHIBIT (8)(g)(3)

Amendment No. 4 to Participation Agreement

(Franklin Templeton)

Amendment No. 4 to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin/Templeton Distributors, Inc.

Transamerica Life Insurance Company

AFSG Securities Corporation

This Amendment No. 4 is incorporated in and made a part of the Participation Agreement (the “Agreement”) made as of the 1st day of May, 2000, by and among Franklin Templeton Variable Insurance Products Trust (the “Trust”), Franklin/Templeton Distributors, Inc. (the “Underwriter”), Transamerica Life Insurance Company (the “Company”) and AFSG Securities Corporation (the “Distributor”). All terms used that are not defined in this Amendment shall have the same meanings as the same terms used in the Agreement. The Agreement is amended as follows:

1.	Schedules B, D, E and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, D, E and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Amendment effective as of May 1, 2004.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By:	/s/ Karen L. Skidmore	By:	/s/ John K. Carter
Name:	Karen L. Skidmore	Name:	John K. Carter
Title:	Assistant Vice President	Title:	Assistance Secretary

FRANKLIN/TEMPLETON DISTRIBUTORS, INC.		ASFG SECURITIES CORPORATION

By:	/s/ Philip J. Kearns	By:	/s/ John K. Carter
Name:	Philip J. Kearns	Name:	John K. Carter
Title:	Vice President	Title:	Vice President

2

Schedule B

Accounts of the Company

1.	Name:	Retirement Builder Variable Annuity Account
	Date Established:	March 29, 1996
	SEC Registration Number:	811-07689

2.	Name:	Separate Account VA I
	Date Established:	May 15, 2000
	SEC Registration Number:	811-10147

3.	Name:	Separate Account VA K
	Date Established:	July 10, 2001
	SEC Registration Number:	811-10617

4.	Name:	Separate Account VA L
	Date Established:	July 10, 2001
	SEC Registration Number:	811-21087

5.	Name:	Separate Account VA P
	Date Established:	November 26, 2001
	SEC Registration Number:	811-21192

6.	Name:	Separate Account VA Q
	Date Established:	November 26, 2001
	SEC Registration Number:	811-21461

B

Schedule D

Contracts of the Company

#	Product Name 1933 Act # State From ID	Separate Acct. Name Date Established 1940 Act #	Class of Shares and Portfolios

1	Flexible Premium Variable Annuity – A under the marketing name “Transamerica Opportunity Builder” and “Transamerica Traditions” 333-98891 VA721 101 149 1001 (may vary by state)	Separate Account VA P November 26, 2001 811-21192	Class 2 shares Franklin Small Cap Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

2	Portfolio Select Variable Annuity 333-07509 AV288 101 95 796 (may vary by state)	Retirement Builder Variable Annuity Account March 29, 1996 811-07689

Class 2 shares

Franklin Small Cap Fund

Franklin Small Cap Value Securities Fund

Mutual Shares Securities Fund

Templeton Developing Markets Securities Fund

Templeton Foreign Securities Fund

Templeton Global Asset Allocation Fund

3	Principal-Plus Variable Annuity 333-46594 AV288 101 95 796 (may vary by state)	Separate Account VA I May 15, 2000 811-10147	Class 2 shares Franklin Growth and Income Securities Fund Franklin Income Securities Fund Franklin Small Cap Fund Templeton Foreign Securities Fund

4	Retirement Income Builder BAI Variable Annuity 333-76230 AV721 101 149 1001 (may vary by state)	Separate Account VA K July 10, 2001 811-10617	Class 2 shares Franklin Small Cap Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

5	Transamerica Preferred Advantage Variable Annuity 333-87792 AV721 101 149 1001 (may vary by state	Separate Account VA L July 10, 2001 811-21087	Class 2 shares Franklin Rising Dividends Securities Fund Franklin Small Cap Fund Franklin Small Cap Value Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund

6	FlexiblePremium Variable Annuity –B 333-110049 AV1114 101 185 104	Separate Account VA Q November 26, 2001 811-21461	Class 2 shares Franklin Small Cap Fund Franklin Growth and Income Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund

D

Schedule E

Other Portfolios Available under the Contracts

Portfolio Select Variable AnnuitySM

AEGON/Transamerica Series Fund, Inc. -

Service Class

Asset Allocation - Growth Portfolio

Asset Allocation - Conservative Portfolio

Asset Allocation - Moderate Portfolio

Asset Allocation - Moderate Growth Portfolio

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Federated Growth & Income

PIMCO Total Return

Transamerica Equity

AIM Variable Insurance Funds -

Series I and II shares

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. International Growth Fund

AIM V.I. Premier Equity Fund

AIM V.I. Dent Demographic Trends Fund

AllianceBernstein Variable Products Series

Fund, Inc. – Class B

AllianceBernstein Premier Growth Portfolio

AllianceBernstein Technology Portfolio

Davis Variable Account Fund, Inc.

Davis Value Portfolio

Evergreen Variable Trust - Class 1 and 2

Evergreen VA Fund

Evergreen VA Foundation Fund

Evergreen VA Global Leaders Fund

Evergreen VA Growth and Income Fund

Evergreen VA Blue Chip Fund

Evergreen VA International Growth Fund

Evergreen VA Omega Fund

Evergreen VA Capital Growth Fund

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Federated Insurance Series

Federated American Leaders Fund II

Federated High Income Bond Fund II

Federated Kaufmann Fund II

MFS® Variable Insurance TrustSM

MFS Emerging Growth Series

MFS Research Series

MFS Total Return Series

MFS Utilities Series

Oppenheimer Variable Account Funds -

Initial and Service Shares

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Multiple Strategies Fund/VA

Oppenheimer Strategic Bond Fund/VA

Putnam Variable Trust - Class IB Shares

Putnam VT Global Growth Fund

Putnam VT Growth and Income Fund

Putnam VT Growth Opportunities Fund

Putnam VT Money Market Fund

Putnam VT New Value Fund

Variable Insurance Products Fund -

Service Class and Service Class 2

Fidelity - VIP High Income Portfolio

Variable Insurance Products Fund - Service Class 2

Fidelity - VIP Equity-Income Portfolio

Fidelity - VIP Growth Portfolio

Variable Insurance Products Fund -

Initial Class and Service Class 2

Fidelity - VIP Index 500 Portfolio

Fidelity - VIP Investment Grade Bond Portfolio

Variable Insurance Products Fund -

Service Class and Service Class 2

Fidelity - VIP Growth Opportunities Portfolio

Schedule E

Other Portfolios Available under the Contracts (continued)

Principal-Plus Variable Annuity

Federated Insurance Series

Federated Prime Money Fund II

First American Insurance

Portfolios, Inc. - Class IB Shares

First American Large Cap Growth Portfolio

First American Mid Cap Growth Portfolio

First American Small Cap Growth Portfolio

First American Technology Portfolio

Putnam Variable Trust – Class IB Shares

Putnam VT Diversified Income Fund

Putnam VT Growth and Income Fund

Putnam VT Income Fund

Putnam VT Investors Fund

Putnam VT New Value Fund

Putnam VT The George Putnam Fund of Boston

Retirement Income Builder - BAI Variable Annuity

AEGON/Transamerica Series Fund, Inc.

Asset Allocation - Growth Portfolio

Asset Allocation - Conservative Portfolio

Asset Allocation - Moderate Portfolio

Asset Allocation - Moderate Growth Portfolio

AEGON Bond

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Clarion Real Estate Securities

Dreyfus Mid Cap

Dreyfus Small Cap Value

Federated Growth & Income

Janus Growth

Jennison Growth

MFS High Yield

PIMCO Total Return

Salomon All Cap

Third Avenue Value

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Money Market

Van Kampen Emerging Growth

AIM Variable Insurance Funds – Series II

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. Premier Equity Fund

AllianceBernstein Variable Products Series Fund,

Inc. – Class B

AllianceBernstein Premier Growth Portfolio

AllianceBernstein Technology Portfolio

Janus Aspen Series – Service Shares

Janus Aspen – Worldwide Growth Portfolio

MFS® Variable Insurance TrustSM – Service Class

MFS Emerging Growth Series

MFS Research Series

MFS Total Return Series

MFS Utilities Series

Nations Separate Account Trust

Nations Asset Allocation Portfolio

Nations High Yield Bond Portfolio

Nations International Value Portfolio

Nations Marsico Growth Portfolio

Nations Marsico Focused Equities Portfolio

Nations Marsico International Opportunities Portfolio

Nations Marsico 21st Century Portfolio

Nations MidCap Growth Portfolio

Nations Small Company Portfolio

Nations Value Portfolio

Oppenheimer Variable Account Funds –

Service Shares

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Strategic Bond Fund/VA

Putnam Variable Trust – Class IB Shares

Putnam VT Growth and Income Fund

Putnam VT Research Fund

Variable Insurance Products Fund – Service Class 2

Fidelity – VIP Equity-Income Portfolio

Fidelity – VIP Growth Portfolio

Fidelity – VIP Growth Opportunities Portfolio

Fidelity – VIP Index 500 Portfolio

Fidelity – VIP Mid Cap Portfolio

Fidelity – VIP Value Strategies Portfolio

Schedule E

Other Portfolios Available under the Contracts (continued)

Flexible Premium Variable Annuity - A

AEGON/Transamerica Series Fund, Inc.

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Dreyfus Mid Cap

Federated Growth & Income

MFS High Yield

PIMCO Total Return

Third Avenue Value

T. Rowe Price Equity Income

T. Rowe Price Growth Stock

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica U.S. Government Securities

Van Kampen Emerging Growth

AIM Variable Insurance Funds – Series II

AIM V.I. Basic Value Fund

AIM V.I. Growth Fund

AIM V.I. Mid Cap Core Equity Fund

Franklin Templeton Variable Insurance Products

Trust - Class 2

Franklin Small Cap Fund

Franklin Small Cap Value Securities Fund

Mutual Shares Securities Fund

Templeton Foreign Securities Fund

Janus Aspen Series – Service Shares

Janus Aspen – Worldwide Growth Portfolio

Liberty Variable Investment Trust - Class A Shares

Colonial Small Cap Value Fund, Variable Series

Liberty Select Value Fund, Variable Series

Variable Insurance Products Fund - Service Class 2

Fidelity – VIP Growth Portfolio

Fidelity – VIP Investment Grade Bond Portfolio

Fidelity – VIP Mid Cap Portfolio

Wanger Advisors Trust

Wanger U.S. Smaller Companies

VIA SUPPLEMENT

AEGON/Transamerica Series Fund, Inc.

Select + Aggressive

Select + Growth & Income

Select + Conservative

AEGON/Transamerica Series Fund, Inc. -

Service Class

Asset Allocation - Growth Portfolio

Asset Allocation - Conservative Portfolio

Asset Allocation - Moderate Portfolio

Asset Allocation - Moderate Growth Portfolio

AEGON/Transamerica Series Fund, Inc. -

Initial Class

Clarion Real Estate Securities

Janus Balanced

Marsico Growth

Salomon All Cap

Transamerica Convertible Securities

Schedule E

Other Portfolios Available under the Contracts (continued)

Transamerica Preferred Advantage Variable Annuity

AEGON/Transamerica Series Fund, Inc.

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Federated Growth & Income

MFS High Yield

Transamerica Equity

Van Kampen Emerging Growth

Van Kampen Money Market

AIM Variable Insurance Funds – Series II

AIM V.I. Capital Appreciation Fund

AIM V.I. Government Securities Fund

AIM V.I. Growth Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Premier Equity Fund

First American Insurance Portfolios, Inc. –

Class IB Shares

First American Corporate Bond Portfolio

First American Equity Income Portfolio

First American International Portfolio

First American Large Cap Growth Portfolio

First American Mid Cap Growth Portfolio

First American Small Cap Growth Portfolio

First American Technology Portfolio

Liberty Variable Investment Trust

Colonial Small Cap Value Fund, Variable Series

Liberty Select Value Fund, Variable Series

MFS® Variable Insurance TrustSM – Service Class

MFS Emerging Growth Series

MFS New Discovery Series

MFS Research Series

MFS Utilities Series

Putnam Variable Trust – Class IB Shares

Putnam VT Diversified Income Fund

Putnam VT Growth and Income Fund

Putnam VT Health Sciences Fund

Putnam VT New Value Fund

Putnam VT The George Putnam Fund of Boston

Flexible Premium Variable Annuity -B

AEGON/Transamerica Series Fund, Inc. – Service Class

AEGON Bond

Capital Guardian Global

Capital Guardian Value

Clarion Real Estate Securities

Dreyfus Mid Cap

Federated Growth & Income

Janus Growth

Jennison Growth

MFS High Yield

PIMCO Total Return

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Third Avenue Value

Transamerica Equity

Transamerica Growth Opportunities

Transamerica U.S. Government Securities

AIM /Variable Insurance Funds – Series II shares

AIM V.I. Blue Chip Fund

AIM V.I. Core Equity Fund

AIM V.I. Government Securities Fund

AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. – Class B

AllianceBernstein Premier Growth Portfolio

AllianceBernstein Technology Portfolio

Davis Variable Account Fund, Inc.

Davis Value Portfolio

Dreyfus Variable Investment Fund – Service Class

Dreyfus VIF – Small Company Stock Portfolio

Schedule E

Other Portfolios Available under the Contracts (continued)

Flexible Premium Variable Annuity -B

Federated Insurance Series

Federated American Leaders Fund II

Federated Capital Income Fund II

Federated High Income Bond Fund II

Federated Quality Bond Fund II

J.P. Morgan Series Trust II

JP Morgan Bond Portfolio

JP Morgan International Opportunities Portfolio

JP Morgan Mid Cap Value Portfolio

JP Morgan Small Company Portfolio

JP Morgan US. Large Cap Core Equity Portfolio

Liberty Variable Investment Trust – Class A Shares

Colonial Small Cap Value Fund, Variable Series

Liberty Select Value Fund, Variable Series

Nations Separate Account Trust

Nations High Yield Bond Portfolio

Nations Marsico Growth Portfolio

Nations Marsico Focused Equities Portfolio

Nations Marsico International Opportunities Portfolio

Nations MidCap Growth Portfolio

STI Classic Variable Trust

STI Capital Appreciation Fund

STI Growth & Income Fund

STI International Equity Fund

STI Investment Grade Bond Fund

STI Mid-Cap Equity Fund

STI Small Cap Value Equity Fund

STI Value Income Stock Fund

Wanger Advisors Trust

Wanger U.S. Smaller Companies

Huntington VA Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund

Huntington VA Rotating Markets Fund

Janus Aspen Series – Service Shares

Janus Aspen – Capital Appreciation Portfolio

Janus Aspen – International Growth Portfolio

Janus Aspen – Mid Cap Growth Portfolio

MFS® Variable Insurance TrustSM – Service Class

MFS Bond Series

MFS Investors Growth Stock Series

MFS New Discovery Series

MFS Research Series

MFS Utilities Series

Oppenheimer Variable Account Funds – Service Shares

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Variable Insurance Products Fund – Service Class 2

Fidelity – VIP Contrafund® Portfolio

Fidelity – VIP Equity-Income Portfolio

Fidelity – VIP Growth Portfolio

Fidelity – VIP Growth & Income Portfolio

Fidelity – VIP High Income Portfolio

Fidelity – VIP Index 500 Portfolio

Fidelity – VIP Investment Grade Bond Portfolio

Fidelity – VIP Mid Cap Portfolio

Fidelity – VIP Overseas Portfolio

Fidelity – VIP Value Strategies Portfolio

Schedule G

Addresses for Notices

To the Company:	Transamerica Life Insurance Company 570 Carillon Parkway St. Petersburg, FL 33716 Attention: John K. Carter, Assistant Secretary

To the Distributor:	AFSG Securities Corporation 570 Carillon Parkway St. Petersburg, FL 33716 Attention: John K. Carter, Vice President

To the Trust:	Franklin Templeton Variable Insurance Products Trust One Franklin Parkway San Mateo, California 94403 Attention: Karen L. Skidmore, Assistance Vice President

To the Underwriter:	Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, California 94403 Attention: Philip Kearns, Vice President

G